                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5385

                           SCUDDER VALUE SERIES, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
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                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Large Cap Value Fund

Annual Report to Shareholders

November 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2005

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Class R shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class A, B, C, R and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class R shares for the periods prior to its inception on October 1, 2003 are derived from the historical performance of Class A shares of the Scudder Large Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/05
Scudder Large Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.21%	11.78%	6.88%	9.11%
Class B	4.30%	10.88%	6.02%	8.19%
Class C	4.38%	10.92%	6.04%	8.17%
Class R	4.74%	11.26%	6.37%	8.57%
Russell 1000 Value Index+	9.98%	15.53%	6.19%	11.15%
S&P 500 Index++	8.44%	12.10%	.64%	9.28%
Scudder Large Cap Value Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	5.64%	12.21%	7.34%	7.16%
Russell 1000 Value Index+	9.98%	15.53%	6.19%	5.90%
S&P 500 Index++	8.44%	12.10%	.64%	-.73%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on June 1, 2000. Index returns begin May 31, 2000.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 11/30/05	$ 22.87	$ 22.88	$ 22.86	$ 22.89	$ 22.91
11/30/04	$ 22.15	$ 22.14	$ 22.13	$ 22.14	$ 22.19
Distribution Information: Twelve Months: Income Dividends as of 11/30/05	$ .41	$ .22	$ .23	$ .30	$ .49
Class A Lipper Rankings — Large-Cap Value Funds Category as of 11/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	401	of	449	90
3-Year	262	of	379	69
5-Year	31	of	255	13
10-Year	49	of	115	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Large Cap Value Fund — Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/05
Scudder Large Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,916	$13,162	$13,146	$22,533
	Average annual total return	-.84%	9.59%	5.62%	8.46%
Class B	Growth of $10,000	$10,130	$13,431	$13,297	$21,972
	Average annual total return	1.30%	10.33%	5.86%	8.19%
Class C	Growth of $10,000	$10,438	$13,646	$13,409	$21,932
	Average annual total return	4.38%	10.92%	6.04%	8.17%
Class R	Growth of $10,000	$10,474	$13,774	$13,617	$22,753
	Average annual total return	4.74%	11.26%	6.37%	8.57%
Russell 1000 Value Index+	Growth of $10,000	$10,998	$15,420	$13,501	$28,788
	Average annual total return	9.98%	15.53%	6.19%	11.15%
S&P 500 Index++	Growth of $10,000	$10,844	$14,085	$10,322	$24,287
	Average annual total return	8.44%	12.10%	.64%	9.28%

The growth of $10,000 is cumulative.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

++ The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 11/30/05
Scudder Large Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,056,400	$1,412,900	$1,425,100	$1,462,700
	Average annual total return	5.64%	12.21%	7.34%	7.16%
Russell 1000 Value Index+	Growth of $1,000,000	$1,099,800	$1,542,000	$1,350,100	$1,371,000
	Average annual total return	9.98%	15.53%	6.19%	5.90%
S&P 500 Index++	Growth of $1,000,000	$1,084,400	$1,408,500	$1,032,200	$960,700
	Average annual total return	8.44%	12.10%	.64%	-.73%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 1, 2000. Index returns begin May 31, 2000.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

++ The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 11/30/05
Scudder Large Cap Value Fund	Life of Class*
Class AARP	4.12%
Class S	4.33%
Russell 1000 Value Index+	6.42%
S&P 500 Index++	4.88%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on December 20, 2004. Index returns begin December 31, 2004.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 11/30/05	$ 22.86	$ 22.88
12/20/04 (commencement of operations)	$ 22.21	$ 22.21
Distribution Information: Twelve Months (since inception on December 20, 2004) Income Dividends as of 11/30/05	$ .26	$ .28

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C, R and Institutional Class of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,041.80	$ 1,037.70	$ 1,037.80	$ 1,039.80	$ 1,042.70	$ 1,043.60	$ 1,043.70
Expenses Paid per $1,000*	$ 5.48	$ 9.71	$ 9.20	$ 7.16	$ 4.51	$ 3.48	$ 3.33
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,019.70	$ 1,015.54	$ 1,016.04	$ 1,018.05	$ 1,020.66	$ 1,021.66	$1,021.81
Expenses Paid per $1,000*	$ 5.42	$ 9.60	$ 9.10	$ 7.08	$ 4.46	$ 3.45	$ 3.29

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Scudder Large Cap Value Fund	1.07%	1.90%	1.80%	1.40%	.88%	.68%	.65%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Large Cap Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Large Cap Value Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1990.

Joined the fund in 1997.

Over 33 years of investment industry experience.

BBA, MBA, Hofstra University.

Steven Scrudato, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 as a portfolio specialist, Large Cap Value: New York.

Prior to that, 11 years of experience as a product specialist and client service executive at Dreyfus Investment Advisors and various investment consulting and manager research positions at Diversified Investment Advisors and PaineWebber.

Joined the fund in 2004.

BA, Moravian College.

In the following interview, Lead Portfolio Manager Thomas Sassi discusses the economy, the market environment and the performance of Scudder Large Cap Value Fund for the annual period ended November 30, 2005.

Q:  How would you describe the economic and market environment over the last 12 months?

A:  There has been considerable concern, much of it media-driven, about whether the economic expansion could be sustained, but almost all measures of economic activity have continued to move upward. Gross domestic product (GDP) has increased for 16 consecutive quarters, beginning in the fourth quarter of 2001, and real GDP has expanded at a rate of more than 3% for nearly three years.1 Employment, home ownership and consumer net worth are at record levels, while consumer spending, which has been the main driver of the current expansion, has slowed but continues to be relatively strong. Although rising energy prices were affecting consumer sentiment, the fairly robust levels of spending by consumers seemed to contradict the consumer confidence surveys.

1 Gross domestic product (GDP) is the total market value of all final goods and services produced in a country in a given year. Real GDP is GDP adjusted for inflation.

2 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Business trends also appeared strong by period-end. Corporate profits hit record levels, and business investment in capital projects and information technology continued to increase. In addition, manufacturing activity and productivity continued to improve.

Expressing concern about inflation, the Federal Reserve Board (the Fed) raised the federal funds rate 12 times between June 2004 and November 2005, for a total increase of three percentage points. While short-term rates have followed Fed moves, long-term rates remain close to historical lows, producing a flat yield curve.2

The US stock market had positive returns for the 12-month period ended November 2005. Volatility was considerable, as the latest media headline or data point was often extrapolated positively one day and negatively the next, changing investor expectations and perceptions. The broad market, as measured by the S&P 500 Index, had a return of 8.44%.3 The performance of value stocks was similar to that of growth stocks over the last 12 months: the return of the Russell 1000 Value Index was 9.98%, while the Russell 1000 Growth Index had a return of 9.73%.4 Mid-cap stocks had significantly higher returns than large-cap or small-cap stocks: the return of the Russell Midcap Index was 16.20%, compared with 9.97% for the Russell 1000 Index, which tracks large-cap stocks, and 8.14% for the Russell 2000 Index, which measures the return of small-cap stocks.5

3 The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

4 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

5 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion.The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the index had an approximate market capitalization of $13.7 billion.Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q:  How did the fund perform during this period?

A:  For the 12 months ended November 30, 2005, Scudder Large Cap Value Fund (Class A shares) posted a return of 5.21%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for complete performance information.) This return was below that of the fund's benchmarks, the Russell 1000 Value Index, which returned 9.98%, and the S&P 500 Index, which had a return of 8.44%. The fund's Lipper peer group of Large Cap Value Funds had an average return of 8.43%.6

6 The Lipper Large Cap Value Funds category is a group of mutual funds that invest at least 75% of their assets in stocks with lower forecasted growth values than the overall market. It is not possible to invest directly into a Lipper Category.

A major reason for the fund's underperformance relative to the Russell 1000 Value Index is that mid-cap stocks, which performed much better than large-cap stocks for the period, represent a substantial component of the index. The fund, being a large-cap value portfolio, does not normally invest heavily in mid-cap stocks.

Q:  What strategies or decisions had the greatest effect on the fund's performance?

A:  As explained above, the fact that the fund does not have substantial exposure to mid-cap stocks was an important reason for underperformance versus the Russell 1000 Value Index. However, we have begun to see greater strength in large-cap stocks in the last few months. Because mid-cap stocks have higher valuations and less attractive fundamentals at this point, many investors may begin to take profits in this asset class. Also, if large foreign investors, many of whom are underweight in US stocks, begin to develop more interest in the US stock market, this should be positive for large-cap stocks, as foreign investors tend to be attracted to familiar names that have adequate market capitalization to accommodate large positions.

The portfolio's positioning relative to the Russell 1000 Value Index in energy, which was one of the best-performing sectors, hurt returns. Within the energy sector, our holdings are concentrated in large integrated oil companies such as ExxonMobil Corp., Chevron Corp., BP PLC and Royal Dutch Shell PLC. All of these stocks performed well but were up less than the smaller exploration and production companies that are prevalent in the index. In addition, ExxonMobil, which had double-digit returns over the past year, has now reached almost a 6% weight in the value index, while the fund has maintained an average position size of around 4%, consistent with our risk-management discipline and diversification policy.

Q:  How did other holdings affect performance?

A:  An underweight in financial services detracted from performance, largely because the fund does not own real estate investment trusts (REITs), which performed well.7 Also, the fund is underrepresented in insurance, which was surprisingly strong in view of the challenges to the industry resulting from recent hurricanes. Our financial services holdings are concentrated in regional and money center banks. Positions in this sector that made notable contributions to performance included Citigroup Inc., Merrill Lynch & Co., Inc. and PNC Financial Services Group, Inc.

7 An "underweight" means that a fund holds a lower weighting in a given sector compared with its benchmark index. An "overweight" means that a fund holds a higher weighting in a given sector.

The biggest positive was an overweight in the information technology sector, where our strongest stocks were Hewlett-Packard Co., Texas Instruments, Inc. and Intel Corp. All of these companies reported strong sales and earnings trends, benefiting from corporate investment in technology.

Also positive for results was the portfolio's underweight in telecommunications stocks, which performed poorly. In general, the telecom sector tends to be plagued by balance sheet weakness and questions about long-term earnings growth. We expect to maintain our underweight here, as we believe there are better opportunities in other groups. Our largest position, SBC Communications, Inc. (now AT&T, Inc., after the acquisition by SBC) was up for the period.

On the negative side, some of our retail holdings in the consumer discretionary sector were disappointing. RadioShack Corp.'s stock dropped sharply when the company reported an earnings shortfall on weak cell phone sales. Family Dollar Stores, Inc., was another holding that fell, as earnings came in below expectations, largely because rising oil prices affected the ability of this chain's price-conscious consumers to spend. We have eliminated both of these positions, replacing them with higher-quality names in the retail group, including Kohl's Corp., TJX Companies, Inc., and Federated Department Stores, Inc., all of which have strong brand names and positive earnings trends. One retail holding that performed quite well was Lowe's Companies, Inc., which is growing rapidly and is reporting better results than competing chains.

Q:  What other changes have you made in the portfolio?

A:  We have increased our position in energy and have further diversified our holdings in this group to provide more exposure to oil and gas exploration. New energy holdings include Anadarko Petroleum Corp., Baker Hughes, Inc., Marathon Oil Corp. and Halliburton Co., all of which made a significant contribution to the portfolio's return.

Because we believe that business spending will remain strong, we have added several names in the industrials sector. These include Dover Corp., a manufacturer of industrial products; overnight shipper FedEx Corp.; diversified industrial firm Ingersoll-Rand Co., Ltd.; and L-3 Communications Holdings, Inc., a company that sells a variety of high-technology products and provides a unique exposure to the defense industry.

Positions that have been eliminated include Textron, Inc., and Avery Dennison Corp., both of which had met our price targets.

Q:  Do you have other comments for shareholders?

A:  The near-term performance of Scudder Large Cap Value Fund, though positive, has lagged that of our benchmarks and our peers, which generally more closely mirror the market. Our longer-term record remains very good. The major reason for our recent shortfall relates to our large-capitalization, high-quality orientation in a market that has been led by mid caps and lower-quality names.8

8 "Low-quality stocks" are those of companies that have financial trouble spots and have questionable long-term growth potential. Conversely, "high-quality stocks" are those of companies that are financially sound and appear to have strong potential for long-term growth.

We believe the portfolio is well-positioned to take advantage of the economic expansion that we believe will continue. We are confident that the exceptional quality, extraordinary valuations, high-dividend yield, rapid earnings growth and solid risk/reward profile represented by this portfolio will produce the excellent performance to which we aspire. Our recent sub-par results suggest substantial value and good potential for future performance as holdings in the portfolio begin to reflect their true value. In the past when we have lagged, we have emerged with a sustained and meaningful period of outperformance, as powerful fundamentals, valuations and quality are our long-term allies. Of course, past performance is no guarantee of future results.

Discipline to stay with a sound approach even when it is not working is the hallmark of successful long-term investing. Patience is a key element of long-term success.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary as of November 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	11/30/05	11/30/04

Common Stocks	98%	94%
Cash Equivalents	2%	6%
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/05	11/30/04

Financials	26%	30%
Information Technology	20%	17%
Energy	16%	7%
Industrials	10%	10%
Health Care	7%	12%
Consumer Discretionary	7%	9%
Consumer Staples	5%	6%
Telecommunication Services	3%	1%
Utilities	3%	1%
Materials	3%	7%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2005 (26.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	4.0%
2. Intel Corp. Designer, manufacturer and seller of computer components and related products	3.2%
3. Bank of America Corp. Provider of commercial banking services	3.0%
4. JPMorgan Chase & Co. Provider of global financial services	2.8%
5. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.5%
6. Wachovia Corp. Provider of various financial services	2.4%
7. Wells Fargo & Co. Provider of various financial services	2.3%
8. Applied Materials, Inc. Provider of semiconductor capital equipment	2.2%
9. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.1%
10. Citigroup, Inc. Provider of diversified financial services	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2005

	Shares	Value ($)

Common Stocks 93.3%
Consumer Discretionary 6.2%
Multiline Retail 1.4%
Federated Department Stores, Inc.	157,200	10,128,396
Kohl's Corp.*	407,500	18,745,000
		28,873,396
Specialty Retail 4.8%
Limited Brands, Inc.	990,100	22,029,725
Lowe's Companies, Inc.	504,900	34,070,652
TJX Companies, Inc.	1,777,900	39,842,739
		95,943,116
Consumer Staples 5.0%
Food Products 2.3%
General Mills, Inc.	586,275	27,865,651
Unilever NV (NY Shares)	266,100	17,823,378
		45,689,029
Household Products 2.7%
Colgate-Palmolive Co.	448,200	24,435,864
Kimberly-Clark Corp.	491,800	29,006,364
		53,442,228
Energy 14.8%
Energy Equipment & Services 2.4%
Baker Hughes, Inc.	351,200	20,141,320
Halliburton Co.	438,000	27,878,700
		48,020,020
Oil, Gas & Consumable Fuels 12.4%
Anadarko Petroleum Corp.	226,500	20,523,165
BP PLC (ADR)	521,314	34,323,314
Chevron Corp.	888,200	50,902,742
ConocoPhillips	165,100	9,990,201
ExxonMobil Corp.	1,380,230	80,094,747
Marathon Oil Corp.	367,300	21,777,217
Royal Dutch Shell PLC (ADR) "A"	488,100	30,076,722
		247,688,108
Financials 24.6%
Banks 13.4%
AmSouth Bancorp.	1,014,600	26,978,214
Bank of America Corp.	1,301,920	59,745,109
BB&T Corp.	413,400	17,590,170
PNC Financial Services Group, Inc.	387,100	24,685,367
SunTrust Banks, Inc.	273,800	19,916,212
US Bancorp.	857,900	25,977,212
Wachovia Corp.	893,400	47,707,560
Wells Fargo & Co.	727,300	45,710,805
		268,310,649
Capital Markets 2.7%
Bear Stearns Companies, Inc.	180,200	20,000,398
Merrill Lynch & Co., Inc.	355,700	23,625,594
Morgan Stanley	180,700	10,124,621
		53,750,613
Diversified Financial Services 6.0%
Citigroup, Inc.	847,430	41,142,726
Freddie Mac	348,700	21,776,315
JPMorgan Chase & Co.	1,469,060	56,191,545
		119,110,586
Insurance 2.5%
AFLAC, Inc.	210,500	10,104,000
American International Group, Inc.	604,700	40,599,558
		50,703,558
Health Care 6.2%
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	884,300	34,390,427
Pharmaceuticals 4.5%
Abbott Laboratories	678,700	25,593,777
Johnson & Johnson	456,600	28,195,050
Mylan Laboratories, Inc.	502,800	10,503,492
Wyeth	629,700	26,170,332
		90,462,651
Industrials 9.0%
Aerospace & Defense 2.4%
Honeywell International, Inc.	556,800	20,345,472
L-3 Communications Holdings, Inc.	244,100	18,185,450
United Technologies Corp.	188,900	10,170,376
		48,701,298
Air Freight & Logistics 1.2%
FedEx Corp.	241,400	23,565,468
Commercial Services & Supplies 0.6%
Pitney Bowes, Inc.	292,500	12,185,550
Electrical Equipment 0.8%
Emerson Electric Co.	228,200	17,254,202
Industrial Conglomerates 1.6%
General Electric Co.	881,800	31,497,896
Machinery 2.4%
Dover Corp.	508,800	20,580,960
Ingersoll-Rand Co., Ltd. "A"	685,900	27,182,217
		47,763,177
Information Technology 19.1%
Communications Equipment 3.8%
Cisco Systems, Inc.*	2,109,500	37,000,630
Nokia Oyj (ADR)	2,330,400	39,803,232
		76,803,862
Computers & Peripherals 4.0%
Hewlett-Packard Co.	1,270,363	37,691,670
International Business Machines Corp.	469,700	41,756,330
		79,448,000
IT Consulting & Services 2.9%
Automatic Data Processing, Inc.	745,900	35,057,300
First Data Corp.	531,200	22,985,024
		58,042,324
Semiconductors & Semiconductor Equipment 6.5%
Applied Materials, Inc.	2,463,000	44,604,930
Intel Corp.	2,375,800	63,386,344
Texas Instruments, Inc.	684,500	22,232,560
		130,223,834
Software 1.9%
Microsoft Corp.	1,378,000	38,184,380
Materials 2.7%
Chemicals 1.2%
Air Products & Chemicals, Inc.	254,100	15,035,097
E.I. du Pont de Nemours & Co.	236,900	10,127,475
		25,162,572
Containers & Packaging 1.5%
Sonoco Products Co.	1,027,500	29,468,700
Telecommunication Services 2.9%
Diversified Telecommunication Services
AT&T, Inc.	1,148,800	28,616,608
Verizon Communications, Inc.	920,900	29,450,382
		58,066,990
Utilities 2.8%
Electric Utilities
Progress Energy, Inc.	474,200	21,234,676
Southern Co.	1,006,500	34,935,615
		56,170,291
Total Common Stocks (Cost $1,538,678,180)		1,868,922,925

Securities Lending Collateral 1.3%
Scudder Daily Assets Fund Institutional, 4.07%(a) (b) (Cost $24,648,300)	24,648,300	24,648,300

Cash Equivalents 2.2%
Scudder Cash Management QP Trust, 4.03%(c) (Cost $44,257,658)	44,257,658	44,257,658
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,607,584,138)+	96.8	1,937,828,883
Other Assets and Liabilities, Net	3.2	65,055,821
Net Assets	100.0	2,002,884,704

* Non-income producing security.

+ The cost for federal income tax purposes was $1,611,902,216. At November 30, 2005, net unrealized appreciation for all securities based on tax cost was $325,926,667. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $336,895,984 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,969,317.

(a) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(b) Represents collateral held in connection with securities lending.

(c) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2005
Assets
Investments: Investments in securities, at value (cost $1,538,678,180)	$ 1,868,922,925
Investment in Scudder Daily Assets Fund Institutional (cost $24,648,300)*	24,648,300
Investment in Scudder Cash Management QP Trust (cost $44,257,658)	44,257,658
Total investments in securities, at value (cost $1,607,584,138)	1,937,828,883
Receivable for investments sold	104,764,436
Dividends receivable	5,899,172
Interest receivable	232,969
Receivable for Fund shares sold	579,182
Foreign taxes recoverable	61,313
Other assets	113,201
Total assets	2,049,479,156
Liabilities
Due to custodian bank	70,496
Payable for investments purchased	10,248,665
Payable for Fund shares redeemed	9,331,440
Payable upon return of securities loaned	24,648,300
Accrued management fee	840,933
Other accrued expenses and payables	1,454,618
Total liabilities	46,594,452
Net assets, at value	$ 2,002,884,704
Net Assets
Net assets consist of: Undistributed net investment income	9,177,360
Net unrealized appreciation (depreciation) on investments	330,244,745
Accumulated net realized gain (loss)	88,199,948
Paid-in capital	1,575,262,651
Net assets, at value	$ 2,002,884,704

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($364,231,678 ÷ 15,927,973 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 22.87
Maximum offering price per share (100 ÷ 94.25 of $22.87)	$ 24.27

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($47,647,382 ÷ 2,082,901 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)

$ 22.88

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($41,959,540 ÷ 1,835,131 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)

$ 22.86
Class R Net Asset Value, offering and redemption price(a) per share ($1,095,150 ÷ 47,854 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.89
Class AARP Net Asset Value, offering and redemption price(a) per share ($29,379,473 ÷ 1,285,102 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 22.86
Class S Net Asset Value, offering and redemption price(a) per share ($1,483,112,710 ÷ 64,809,859 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 22.88
Institutional Class Net Asset Value, offering and redemption price(a) per share ($35,458,771 ÷ 1,548,009 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 22.91

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2005
Investment Income
Dividends (net of foreign taxes withheld of $618,282)	$ 49,014,815
Securities lending income, including income earned from Scudder Daily Assets Fund Institutional, net of borrower rebates	121,389
Interest — Scudder Cash Management QP Trust	1,664,787
Total Income	50,800,991
Expenses: Management fee	10,288,958
Distribution service fees	1,913,917
Services to shareholders	3,314,079
Custodian fee	62,504
Auditing	52,756
Legal	51,596
Directors' fees and expenses	59,860
Reports to shareholders	113,553
Registration fees	271,898
Other	66,452
Total expenses, before expense reductions	16,195,573
Expense reductions	(101,341)
Total expenses, after expense reductions	16,094,232
Net investment income (loss)	34,706,759
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	122,777,430
Net unrealized appreciation (depreciation) during the period on investments	(69,596,065)
Net gain (loss) on investment transactions	53,181,365
Net increase (decrease) in net assets resulting from operations	$ 87,888,124

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2005	2004
Operations: Net investment income (loss)	$ 34,706,759	$ 3,839,056
Net realized gain (loss) on investment transactions	122,777,430	9,680,886
Net unrealized appreciation (depreciation) during the period on investment transactions	(69,596,065)	20,570,831
Net increase (decrease) in net assets resulting from operations	87,888,124	34,090,773
Distributions to shareholders from: Net investment income: Class A	(6,205,433)	(2,417,107)
Class B	(501,639)	(141,561)
Class C	(430,546)	(105,229)
Class R	(11,260)	(2,737)
Class AARP	(375,040)	—
Class S	(19,207,646)	—
Institutional Class	(408,880)	(154,110)
Fund share transactions: Proceeds from shares sold	207,188,481	202,721,621
Net assets acquired in tax-free reorganization	1,772,926,539	—
Reinvestment of distributions	23,984,692	2,406,535
Cost of shares redeemed	(441,471,196)	(93,554,604)
Redemption fees	2,310	—
Net increase (decrease) in net assets from Fund share transactions	1,562,630,826	111,573,552
Increase (decrease) in net assets	1,623,378,506	142,843,581
Net assets at beginning of period	379,506,198	236,662,617
Net assets at end of period (including undistributed net investment income of $9,177,360 and $1,611,045, respectively)	$ 2,002,884,704	$ 379,506,198

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.15	$ 19.93	$ 17.09	$ 19.05	$ 17.51
Income (loss) from investment operations: Net investment income (loss)[a]	.34	.30	.25	.23	.19
Net realized and unrealized gain (loss) on investment transactions	.79	2.16	2.81	(1.98)	1.57
Total from investment operations	1.13	2.46	3.06	(1.75)	1.76
Less distributions from: Net investment income	(.41)	(.24)	(.22)	(.21)	(.22)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 22.87	$ 22.15	$ 19.93	$ 17.09	$ 19.05
Total Return (%)[b]	5.21[c]	12.34[c]	18.16[c]	(9.25)	10.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	364	283	152	127	130
Ratio of expenses before expense reductions (%)	1.06	1.32	1.30	1.30	1.46
Ratio of expenses after expense reductions (%)	1.05	1.21	1.29	1.30	1.46
Ratio of net investment income (loss) (%)	1.52	1.39	1.41	1.26	1.04
Portfolio turnover rate (%)	56	39	69	83	76

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B
Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.14	$ 19.91	$ 17.07	$ 19.03	$ 17.47
Income (loss) from investment operations: Net investment income (loss)[a]	.14	.14	.11	.08	.04
Net realized and unrealized gain (loss) on investment transactions	.82	2.15	2.81	(1.98)	1.57
Total from investment operations	.96	2.29	2.92	(1.90)	1.61
Less distributions from: Net investment income	(.22)	(.06)	(.08)	(.06)	(.05)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 22.88	$ 22.14	$ 19.91	$ 17.07	$ 19.03
Total Return (%)[b]	4.30[c]	11.51[c]	17.20[c]	(10.01)	9.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	50	50	49	67
Ratio of expenses before expense reductions (%)	1.98	2.21	2.16	2.12	2.27
Ratio of expenses after expense reductions (%)	1.90	1.96	2.11	2.12	2.27
Ratio of net investment income (loss) (%)	.67	.64	.59	.44	.23
Portfolio turnover rate (%)	56	39	69	83	76

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C
Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.13	$ 19.91	$ 17.07	$ 19.02	$ 17.48
Income (loss) from investment operations: Net investment income (loss)[a]	.17	.14	.11	.09	.03
Net realized and unrealized gain (loss) on investment transactions	.79	2.15	2.82	(1.98)	1.57
Total from investment operations	.96	2.29	2.93	(1.89)	1.60
Less distributions from: Net investment income	(.23)	(.07)	(.09)	(.06)	(.06)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 22.86	$ 22.13	$ 19.91	$ 17.07	$ 19.02
Total Return (%)[b]	4.38[c]	11.51[c]	17.23[c]	(9.94)	9.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	38	21	12	14
Ratio of expenses before expense reductions (%)	1.81	2.08	2.09	2.09	2.32
Ratio of expenses after expense reductions (%)	1.81	1.96	2.07	2.09	2.32
Ratio of net investment income (loss) (%)	.76	.64	.63	.47	.18
Portfolio turnover rate (%)	56	39	69	83	76

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class R
Years Ended November 30,	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.14	$ 19.92	$ 18.82
Income (loss) from investment operations: Net investment income (loss)[b]	.25	.18	.03
Net realized and unrealized gain (loss) on investment transactions	.80	2.18	1.07
Total from investment operations	1.05	2.36	1.10
Less distributions from: Net investment income	(.30)	(.14)	—
Redemption fees	.00***	—	—
Net asset value, end of period	$ 22.89	$ 22.14	$ 19.92
Total Return (%)	4.74[c]	11.87	5.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.6		.01
Ratio of expenses before expense reductions (%)	1.43	1.74	1.72*
Ratio of expenses after expense reductions (%)	1.42	1.74	1.72*
Ratio of net investment income (loss) (%)	1.15	.86	0.99*
Portfolio turnover rate (%)	56	39	69

[a] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.21
Income (loss) from investment operations: Net investment income (loss)[b]	.35
Net realized and unrealized gain (loss) on investment transactions	.56
Total from investment operations	.91
Less distributions from: Net investment income	(.26)
Redemption fees	.00***
Net asset value, end of period	$ 22.86
Total Return (%)	4.12**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29
Ratio of expenses (%)	.89*
Ratio of net investment income (loss) (%)	1.68*
Portfolio turnover rate (%)	56

[a] For the period from December 20, 2004 (commencement of operations of Class AARP shares) to November 30, 2005.

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.21
Income (loss) from investment operations: Net investment income (loss)[b]	.40
Net realized and unrealized gain (loss) on investment transactions	.55
Total from investment operations	.95
Less distributions from: Net investment income	(.28)
Redemption fees	.00***
Net asset value, end of period	$ 22.88
Total Return (%)	4.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,483
Ratio of expenses (%)	.68*
Ratio of net investment income (loss) (%)	1.89*
Portfolio turnover rate (%)	56

[a] For the period from December 20, 2004 (commencement of operations of Class S shares) to November 30, 2005.

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.19	$ 19.98	$ 17.13	$ 19.10	$ 17.56
Income (loss) from investment operations: Net investment income (loss)[a]	.42	.37	.32	.31	.30
Net realized and unrealized gain (loss) on investment transactions	.79	2.17	2.83	(1.99)	1.56
Total from investment operations	1.21	2.54	3.15	(1.68)	1.86
Less distributions from: Net investment income	(.49)	(.33)	(.30)	(.29)	(.32)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 22.91	$ 22.19	$ 19.98	$ 17.13	$ 19.10
Total Return (%)	5.64[b]	12.65[b]	18.73	(8.86)	10.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	8	13	8	2
Ratio of expenses before expense reductions (%)	.68	.94	.87	.85	.91
Ratio of expenses after expense reductions (%)	.66	.86	.87	.85	.91
Ratio of net investment income (loss) (%)	1.91	1.74	1.83	1.71	1.59
Portfolio turnover rate (%)	56	39	69	83	76
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Notes to Financial Statements

A. Significant Accounting Policies

Scudder Large Cap Value Fund, (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. On December 20, 2004, the Fund commenced offering Class AARP and Class S shares. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information for further information.) Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended November 30, 2005, the Fund fully utilized its $26,900,000 of prior year capital loss carryforwards.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 9,181,805
Undistributed net long-term capital gains	$ 92,518,026
Net unrealized appreciation (depreciation) on investments	$ 325,926,667

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2005	2004
Distributions from ordinary income*	$ 27,140,444	$ 2,820,744

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $1,041,325,160 and $1,354,531,026, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is as follows:

From December 1, 2004 to December 19, 2004, the management fee was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $2.5 billion of such net assets	.680%
Next $2.5 billion of such net assets	.650%
Next $2.5 billion of such net assets	.640%
Next $2.5 billion of such net assets	.630%
Over $12.5 billion of such net assets	.620%

Effective December 20, 2004, the new management fee was computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	.525%
Next $500 million of such net assets	.500%
Next $1 billion of such net assets	.475%
Next $1 billion of such net assets	.450%
Next $1 billion of such net assets	.425%
Over $5 billion of such net assets	.400%

Accordingly, for the year ended November 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.52% of the Fund's average daily net assets.

Effective October 1, 2003 through December 19, 2004, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50%, 1.50%, and 1.00% of average daily net assets for Class A, B, C and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, organizational and offering expenses). For Class R shares, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.99%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.

In addition to the contractual expense limitation described above, from October 1, 2003 through December 19, 2004, the Advisor, principal underwriter, and transfer agent had each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's total operating expenses at 1.21%, 1.96% and 1.96% of the average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and transaction costs). For Institutional Class shares, from October 1, 2004 through December 19, 2004, the Advisor, principal underwriter and transfer agent had each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's operating expenses at 0.859% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Effective December 20, 2004 through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90%, 0.90%, 0.90%, 0.90%, 0.80% and 0.65% of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.40%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C, R and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended November 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2005
Class A	$ 776,877	$ 25,400	$ 148,123
Class B	212,831	44,164	49,307
Class C	94,695	2,119	14,970
Class R	3,348	24	1,029
Class AARP	101,111	—	14,399
Class S	1,443,638	—	295,100
Institutional Class	27,332	6,566	—
	$ 2,659,832	$ 78,273	$ 522,928

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of Class R shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended November 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2005
Class B	$ 424,984	$ 29,276
Class C	340,013	25,426
Class R	2,366	346
	$ 767,363	$ 55,048

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2005	Annualized Effective Rate
Class A	$ 897,164	$ 96,592.24%
Class B	137,698	12,423.24%
Class C	109,465	11,746.24%
Class R	2,227	373.24%
	$ 1,146,554	$ 121,134

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended November 30, 2005 aggregated $43,662.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2005 the CDSC for Class B and C shares aggregated $138,461 and $8,624, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2005, SDI received $1,429.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended November 30, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $18,320, of which $6,000 is unpaid at November 30, 2005.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended November 30, 2005, the Advisor agreed to reimburse the Fund $22,291, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2005, the custodian fee was reduced by $777 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2005		Year Ended November 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,737,263	$ 105,905,280	7,288,506	$ 154,757,964
Class B	231,628	5,175,842	820,999	17,354,180
Class C	349,364	7,805,982	1,006,933	21,327,289
Class R	31,572	700,957	36,946	787,749
Class AARP**	193,744	4,336,321	—	—
Class S**	3,220,428	71,868,201	—	—
Institutional Class	505,372	11,395,898	416,036	8,494,439
		$ 207,188,481		$ 202,721,621
Shares issued in tax-free reorganization*
Class A	3,903,385	$ 86,693,237	—	$ —
Class B	837,357	18,631,445	—	—
Class C	499,057	11,098,912	—	—
Class AARP**	1,554,184	34,517,886	—	—
Class S**	72,194,140	1,603,419,636	—	—
Institutional Class	835,154	18,565,423	—	—
		$ 1,772,926,539		$ —
Shares issued to shareholders in reinvestment of dividends
Class A	232,538	$ 5,186,578	97,043	$ 2,032,849
Class B	20,690	463,313	6,269	131,564
Class C	15,588	348,680	4,101	86,108
Class R	504	11,260	129	2,737
Class AARP**	16,211	359,873	—	—
Class S**	774,711	17,207,434	—	—
Institutional Class	18,283	407,554	7,363	153,277
		$ 23,984,692		$ 2,406,535
Shares redeemed
Class A	(5,721,802)	$ (127,233,784)	(2,232,658)	$ (47,438,223)
Class B	(1,286,969)	(28,774,124)	(1,051,101)	(22,252,937)
Class C	(729,662)	(16,297,641)	(387,081)	(8,175,845)
Class R	(13,540)	(298,612)	(8,288)	(175,466)
Class AARP**	(479,037)	(10,679,210)	—	—
Class S**	(11,379,420)	(254,553,180)	—	—
Institutional Class	(161,092)	(3,634,645)	(743,288)	(15,512,133)
		$ (441,471,196)		$ (93,554,604)
Redemption fees		$ 2,310		$ —
Net increase (decrease)
Class A	3,151,384	$ 70,551,735	5,152,891	$ 109,352,590
Class B	(197,294)	(4,503,458)	(223,833)	(4,767,193)
Class C	134,347	2,955,984	623,953	13,237,552
Class R	18,536	413,606	28,787	615,020
Class AARP**	1,285,102	28,534,907	—	—
Class S**	64,809,859	1,437,943,792	—	—
Institutional Class	1,197,717	26,734,260	(319,890)	(6,864,417)
		$ 1,562,630,826		$ 111,573,552

* On December 17, 2004, the Scudder Large Company Value Fund was acquired by the Fund through a tax-free reorganization.

** For the period of December 20, 2004 (commencement of operations of Class AARP and S shares) to November 30, 2005.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Acquisition of Assets

On December 17, 2004, the Fund acquired all of the net assets of Scudder Large Company Value Fund pursuant to a plan of reorganization approved by shareholders on December 10, 2004. The acquisition was accomplished by a tax-free exchange of 3,491,791 Class A shares, 750,139 Class B shares, 446,641 Class C shares, 1,392,434 Class AARP shares, 64,717,528 Class S shares and 749,787 Institutional Class shares of Scudder Large Company Value Fund, outstanding on December 17, 2004 for 3,903,385 Class A shares, 837,357 Class B shares, 499,057 Class C shares, 1,554,184 Class AARP shares, 72,194,140 Class S shares and 835,154 Institutional Class shares of Scudder Large Cap Value Fund, respectively. Scudder Large Company Value Fund's net assets at that date, $1,772,926,539, including $355,242,207 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $385,243,107. The combined net assets of the Fund immediately following the acquisition were $2,158,169,646.

I. Subsequent Events

On December 31, 2005, the contractual relationship between Scudder Investments and AARP came to an end. As a result, the funds will no longer be part of the AARP Investment Program and the AARP name and logo will be phased out in early 2006. In addition, effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter "D" and still listed under the AARP share class in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com. The Web site address aarp.scudder.com will also be available through April 30, 2006.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder Value Series, Inc. and Shareholders of Scudder Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Large Cap Value Fund, one of a series of Scudder Value Series, Inc. (the "Corporation"), including the portfolio of investments, as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Large Cap Value Fund at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 20, 2006
Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $101,770,000 as capital gain dividends for its year ended November 30, 2005, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2005 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $50,000,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund's investment objectives and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the short-term relative underperformance of the Fund, and took into account the factors contributing to such performance, the Fund's favorable long-term performance, and steps being taken by the Advisor to improve performance.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund (including the effect of the Fund's then-current expense cap). The Board noted that the Fund adopted a lower management fee schedule in connection with the acquisition of the assets and liabilities of Scudder Large Company Value Fund in December 2004 (the "Large Company Value Fund Merger"). The information provided to the Board showed that the Fund's management fee rate (taking into account the effect of the Large Company Value Fund Merger) was below the median of the peer group, and that the Fund's total expense ratio was below the median of the peer universe for Class A, B and C shares and above the median but below the fourth quartile of the peer universe for Class R shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Advisor's obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board's consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. With respect to other comparable Scudder Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor's commitment to cap total expenses through March 31, 2008 in connection with the Large Company Value Fund Merger.

On the basis of the information provided, the Board concluded that management fees, coupled with the expense cap, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the Fund's total expense ratio for Class R shares was above the median of the peer universe, such expenses were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of the services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise wide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included five breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of November 30, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Director's term of office extends until the next shareholders' meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Director, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		71
John W. Ballantine (1946) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Lewis A. Burnham (1933) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	66
Donald L. Dunaway (1937) Director, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Director, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Director, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Director, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

		74
John G. Weithers (1933) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	66
Interested Director and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Director, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Elisa D. Metzger[4,7] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

7 Elected on November 15, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDCAX	KDCBX	KDCCX	KDCIX
CUSIP Number	81123U-105	81123U-402	81123U-501	81123U-600
Fund Number	086	286	386	1486

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDCRX
CUSIP Number	811123U-816
Fund Number	1505

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	212	312
Fund Number	KDCPX	KDCSX
Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2005, Scudder Value Series, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER LARGE CAP VALUE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years.  The Audit  Committee  approved in advance all audit  services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
November 30       to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005                $55,227          $0              $7,531            $0
--------------------------------------------------------------------------------
2004                $39,940          $0              $7,048            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 November 30           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                  $406,000               $70,570                 $0
--------------------------------------------------------------------------------
2004                  $281,500                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal  controls,  agreed upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with  consultation services and agreed upon procedures.

                                       1

Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's  last two  fiscal  years for  non-audit  services.  The  Audit  Committee pre-approved all non-audit services that E&Y provided to the Adviser and any
Affiliated Fund Service Provider that related directly to the Fund's  operations and financial reporting.  The Audit Committee requested and received information from E&Y  about any  non-audit  services  that E&Y  rendered  during the
Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.
The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 November 30      (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005           $7,531          $70,570               $40,586          $118,687
--------------------------------------------------------------------------------
2004           $7,048             $0                $386,601          $393,649
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2004 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit  Committee that in connection  with providing  monthly payroll  services to employees of certain DB entities  from May 2003 to February
2005,  a member  firm in Chile  ("E&Y  Chile")  received  funds  from the DB entities  that went into an E&Y  trust  account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

E&Y also  advised the Audit  Committee  that in  connection  with  providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements, a member firm in France

                                       2

("E&Y  France")  entered into an engagement with the DB entity that resulted in  E&Y  France  staff  functioning  under  the  direct  responsibility  and direction of a DB entity  supervisor.  E&Y advised the Audit Committee that, although the services  provided  were  "permitted  services"  under Rule 2-01 of
Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of
Regulation S-X. (Rule 2-01(c)(4)(vi) provides that an accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit  Committee  was informed  that E&Y  Chile  received  approximately
$11,724 and E&Y France received approximately $100,000 for the services they provided  to the DB  entities.  E&Y  advised  the  Audit  Committee  that it conducted  an  internal  review of the  situation  and, in view of the fact that similar expatriate tax compliance  services were provided to a number of E&Y audit clients  unrelated to DB or the Fund,  E&Y has advised the SEC and the
PCAOB of the  independence  issues arising from those services.  E&Y advised the Audit  Committee  that E&Y  believes  its  independence  as  independent registered  public  accounting  firm for the Fund was not  impaired  during  the period the services were provided. In reaching this conclusion,  E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit  services to the DB entities  were  involved in the provision of audit services  to the Fund,  the  E&Y  professionals  responsible  for the Fund's audits were not aware that these  non-audit  services  took place,  and that the fees charged were not  significant to E&Y  overall or to the fees charged to the  Investment  Company  Complex.  E&Y also noted that E&Y  Chile is no longer providing these services and that the E&Y France  engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Large Cap Value Fund, a series of
                                    Scudder Value Series, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Large Cap Value Fund, a series of
                                    Scudder Value Series, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 31, 2006